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                                                                   Exhibit 10.17

                       AGREEMENT AND CONSENT TO ASSIGNMENT
                     AND ASSUMPTION OF PARTNERSHIP INTERESTS

         This Agreement and Consent to Assignment and Assumption of Partnership Interests (this "Agreement") is entered into as of the 13th day of July, 1998 by and among EB Services Corporation, a Pennsylvania corporation ("EB Services"), the Susan Y. Kim Trust dated December 31, 1987, the David D. Kim Trust dated December 31, 1987, the John T. Kim Trust dated December 31, 1987 (collectively, the "Kim Trusts"), James J. Kim, Agnes C.
Kim (collectively, the "Kims" and, together with the Kim Trusts, the "Limited Partners"), Electronics Boutique Holdings Corp., a Delaware corporation ("Holdings"), EB Investment Corp., a Delaware corporation ("EB Investment"), and Electronics Boutique of America Inc., a Pennsylvania corporation ("EBOA")
 . EB Services and the Limited Partners are collectively referred to herein as the "Partners."

         WHEREAS, the Partners are parties to a Limited Liability Partnership Agreement, dated as of January 1997, as amended (the "Partnership
Agreement"), and collectively own 100% of the outstanding partnership interests of EB Services Company, LLP, a limited liability partnership formed pursuant to the Partnership Agreement and the Pennsylvania Revised Limited Liability Partnership Act (the "Partnership");

         WHEREAS, the Limited Partners own an aggregate of ninety-nine percent (99%) of the outstanding partnership interests of the Partnership and EB Services owns one percent (1%) of the outstanding partnership interests of the Partnership (the "One Percent Interest"); and

         WHEREAS, (i) the Partners desire to assign, transfer and set over to Holdings an aggregate of 99.99% of the outstanding partnership interests of the Partnership (the "Assigned Interests"), with EB Services retaining the remaining .01% interest, (ii) Holdings desires to assign, transfer and set over the Assigned Interests to EB Investment and (iii) EB Investment desires to assign, transfer and set over the Assigned Interests to EBOA;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1.       Assignments.

                  (a) Assignment to Holdings. At the Effective Time (as defined below), (i) each of the Limited Partners shall assign, transfer and set over to Holdings all of its interest in the Partnership and (ii) EB Services shall assign, transfer and set over to Holdings ninety-nine percent (99%) of the One Percent Interest collectively in exchange for an aggregate of 100 shares of Common Stock (as defined below). Pursuant to the aforementioned assignments, (i) each of the Kim Trusts shall receive thirteen (13) shares of Common Stock, (ii) the Kims shall receive an aggregate of sixty (60) shares of Common Stock and (iii) EB Services shall receive one (1) share of Common Stock. The "Effective Time" means that time immediately


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         prior to the execution of the Underwriting Agreement between Holdings and EB Nevada Inc., on the one hand and Prudential Securities Incorporated and Salomon Smith Barney, as representatives of the underwriters, on the other, to be entered into in connection with the contemplated initial public offering of common stock ("Common Stock"), par value $.01 per share, of Holdings.

                  (b) Assignment to EB Investment. At the Effective Time, Holdings shall assign, transfer and set over the Assigned Interests to EB Investment as a capital contribution to this wholly-owned subsidiary.

                  (c) Assignment to EBOA. At the Effective Time, EB Investment shall assign, transfer and set over the Assigned Interests to EBOA as a capital contribution to this wholly-owned subsidiary.

                  (d) Timing. Each of the transfers of the Assigned Interests contemplated by this Agreement shall occur simultaneously at the Effective Time.

                  (e) Tax Consequences. Each of the assignments outlined above are intended to qualify under Section 351 of the Internal Revenue Code of 1986, as amended.

         2. Assumption of Liabilities and Obligations. EBOA hereby agrees to accept the Assigned Interests and assume, to the extent of the Assigned Interests, the Partners' liabilities and obligations arising on or after the Effective Time under the Partnership Agreement. EBOA agrees to be bound by all terms, covenants and conditions of the Partnership Agreement and all related instruments and documents as they pertain to the interests in the Partnership transferred hereby from and after the Effective Time. The Limited Partners, Holdings and EB Investment shall have no further obligations or liabilities with respect to or by virtue of their interests in the Partnership transferred hereby, except that the Limited Partners shall remain liable for those obligations and liabilities which relate to the period of time prior to the Effective Time.

         3. Joinder to Partnership Agreement. At the Effective Time, EBOA shall be bound as a partner by all of the terms and conditions set forth in the Partnership Agreement.

         4. Representations and Warranties. Each Partner represents and warrants that (i) it has good title to its respective interest in the Partnership that it is transferring hereby and the power and authority to assign and transfer such interest, (ii) it has made no prior assignment of such interest and, (iii) to the best of its knowledge, such interest is free and clear of all liens, claims and encumbrances. Each of Holdings and EB Investment represents and warrants that, at the Effective Time, it will have the power and authority to transfer the interests it is transferring hereby, (ii) it has made no prior assignment of such interests and, (iii) to the best of its knowledge, such interests are free and clear of all liens, claims and encumbrances


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         5. Indemnity. EBOA shall indemnify, defend and hold harmless the other parties hereto from and against any and all cost, liabilities, damage or expense, including reasonable attorneys' fees, originating from any failure by it to pay any liability assumed hereunder or any act or omission by it, its employees or agents, occurring or arising after the Effective Date, and arising out of its right to any interest of the Partnership transferred hereby.

         6. Acknowledgment and Consent of, and Waiver by, the General Partner. EB Services, the general partner of the Partnership, consents, in accordance with Article X of the Partnership Agreement, to each of the transfers described herein and to the admission of EBOA as a partner thereof. EB Services hereby waives (i) the requirement of written notice imposed by Section 10.1 of the Partnership Agreement and (ii) its right of first refusal under Section 10.5 thereof.

         7. Acknowledgment and Consent of the Limited Partners. The Limited Partners, Holdings and EB Investment hereby consent, in accordance with Article IX of the Partnership Agreement, to the transfer by EB Services of ninety-nine percent (99%) of its interest in the Partnership and the subsequent transfers thereof pursuant hereto and to the admission of EBOA as a partner thereof.

         8. Further Assurances. The parties hereto agree that they shall execute and deliver such instruments, documents and other writings as may be necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         9. Successors and Assigns. The rights, interests and benefits granted hereby and the burdens and obligations imposed hereby shall inure to the benefit of and be binding upon, as the case may be, the parties hereto and their respective successors and assigns.

         10. Governing Law. This Assignment shall be governed by the laws of the Commonwealth of Pennsylvania without regard to its choice of laws principles.

         11. Counterparts. This Assignment may be signed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute a single agreement.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.


                             EB SERVICES CORPORATION


                      By: /s/Joseph J. Firestone
                         --------------------------------
                         Joseph J. Firestone
                         President


                   SUSAN Y. KIM TRUST dated December 31, 1987


By: /s/Susan Y. Kim         By: /s/John T. Kim         By: /s/John F. A. Earley
    --------------------        --------------------       --------------------
    Susan Y. Kim                John T. Kim                John F. A. Earley
    Trustee                     Trustee                    Trustee


                   DAVID D. KIM TRUST dated December 31, 1987


By: /s/Susan Y. Kim         By: /s/David D. Kim        By: /s/John F.A. Earley
    --------------------        ------------------         -------------------
    Susan Y. Kim                David D. Kim                John F. A. Earley
    Trustee                     Trustee                     Trustee


                    JOHN T. KIM TRUST dated December 31, 1987


By: /s/Susan Y. Kim         By: /s/John T. Kim         By: /s/John F. A. Earley
    --------------------        --------------------       --------------------
    Susan Y. Kim                John T. Kim                John F. A. Earley
    Trustee                     Trustee                    Trustee


                    [Signatures Continued on Following Page]


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                             /s/  James J. Kim
                             ------------------------
                                  JAMES J. KIM

                             /s/  Agnes C. Kim
                             ------------------------
                                  AGNES C. KIM


                       ELECTRONICS BOUTIQUE HOLDINGS CORP.


                          By: /s/Joesph J. Firestone
                              ---------------------------------
                              Joseph J. Firestone
                              President and Chief Executive Officer


                              EB SERVICES CORPORATION


                          By: /s/Joseph J. Firestone
                              ---------------------------------
                              Joseph J. Firestone
                              President and Chief Executive Officer


                       ELECTRONICS BOUTIQUE OF AMERICA INC.


                          By: /s/Joseph J. Firestone
                             ---------------------------------
                             Joseph J. Firestone
                             President and Chief Executive Officer


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